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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 20, 1998, included in the Proxy Statement of The ForeFront Group, Inc. that is made a part of the Registration Statement Form S-4 and Prospectus of CBT Group PLC for the registration of 641,405 Ordinary Shares.

                                         Ernst & Young
                                         Chartered Accountants

Dublin, Ireland
April 27, 1998